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                                                                Exhibit 23.5

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Millennium Pharmaceuticals, Inc. of our report dated February 12, 1999 relating to the financial statements of CytoMed, Inc., which appears in the Current Report on Form 8-K/A of Millennium Pharmaceuticals, Inc. dated January 6, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                          PRICEWATERHOUSECOOPERS LLP


Boston, Massachusetts
March 29, 2000